                                                                   EXHIBIT 99.1

This Statement on Form 4 is filed jointly by the Reporting Persons listed below. The principal business address of each of these Reporting Persons is 333
South Grand Avenue, 28th Floor, Los Angeles, California 90071.

Name of Designated Filer: Oaktree Fund GP I, L.P.

Date of Event Requiring Statement: March 7, 2022

Issuer Name and Ticker or Trading Symbol: Oaktree Strategic Credit Fund

                           OAKTREE FUND GP I, L.P.

                           By: /s/ Jessica Dombroff
                               Name: Jessica Dombroff
                               Title: Vice President

                           OAKTREE CAPITAL I, L.P.

                           By: /s/ Jessica Dombroff
                               Name: Jessica Dombroff
                               Title: Vice President

                           OCM HOLDINGS I, LLC

                           By: /s/ Jessica Dombroff
                               Name: Jessica Dombroff
                               Title: Vice President

                           OAKTREE HOLDINGS, LLC

                           By: /s/ Jessica Dombroff
                               Name: Jessica Dombroff
                               Title: Vice President

                           OAKTREE CAPITAL GROUP, LLC

                           By: /s/ Jessica Dombroff
                               Name: Jessica Dombroff
                               Title: Vice President

                           OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

                           By: /s/ Jessica Dombroff
                               Name: Jessica Dombroff
                               Title: Vice President

                           BROOKFIELD ASSET MANAGEMENT INC.

                           By: /s/ Kathy Sarpash
                               Name: Kathy Sarpash
                               Title: Senior Vice President Legal & Regulatory

                           BAM PARTNERS TRUST

                           By: BAM Class B Partners Inc.
                           Its: Trustee

                           By: /s/ Kathy Sarpash
                               Name: Kathy Sarpash
                               Title: Secretary